SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 205249

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        April 19, 1996
                                                -----------------------------

                          Protein Databases, Inc.
- -----------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)

       Delaware                      1-17032               13-3186604
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(State or other jurisdiction of   (Commission           (I.R.S. Employer
incorporation or organization)     File number)          Identification No.)

405 Oakwood Road, Huntington Station, NY                 11746
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(Address of principal executive offices)                (Zip Code)

                                 (516) 673-3939
_____________________________________________________________________________
             (Registrants's telephone number, including area code)


_____________________________________________________________________________
             (Former name, former address and former fiscal year,
                        if changed since last report)


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Item 5.  Other Events

     Distribution Agreements
     -----------------------

     On April 19, 1996 the Registrant was informed by Pharmacia Biosystems B.V. and Pharmacia Biotech AB ("Pharmacia") that Pharmacia has selected another company to supply them with image analysis software systems. Pharmacia accounted for 29% and 42% of the Registrant's total revenues in 1995 and 1994, respectively, and has no further obligations to make purchases of the Registrant's products.

     The Registrant is attempting to arrange one or more suitable alternative distribution arrangements for its products; however, if the Registrant is not successful in completing such arrangements, the Registrant's sales in 1996 will be materially and adversely affected and the Registrant will not operate profitably.

                                 Signatures
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Protein Databases, Inc.
                                               -----------------------
                                                    (Registrant)


Dated April 23, 1996                           s/s Alan P. Chodosh
                                               -----------------------
                                                 Alan P. Chodosh
                                                 Vice President of Finance
                                                 (Principal Financial and
                                                  Accounting Officer)